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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2002



                                 XTO ENERGY INC.

             (Exact name of registrant as specified in its charter)




          Delaware                       1-10662                 75-2347769
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


   810 Houston Street, Fort Worth, Texas                           76102
  (Address of principal executive offices)                       (Zip Code)


                                 (817) 870-2800
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

     On April 18, 2002, the Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated April 17, 2002, to the Prospectus, dated December 14, 2001, pursuant to Registration Statement No. 333-71762. The Exhibits filed herewith are filed as part of such Registration Statement.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are filed as part of Registration Statement No. 333-71762:

Exhibit
Number                Description
-------               -----------
 1.1         Underwriting Agreement

                                       2

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XTO ENERGY INC.


Date: April 18, 2002                   By:       /s/  Bennie G. Kniffen
                                            ------------------------------------
                                                      Bennie G. Kniffen
                                            Senior Vice President and Controller

                                       3

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                                  EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------
 1.1         Underwriting Agreement